SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 11, 2003

Monaco Coach Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14725	35-1880244
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

91320 Industrial Way
	Coburg, Oregon	97408
	(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code) (541) 686-8011

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                    Financial Statements and Exhibits

(c) Exhibits
99.1	Press release dated July 11, 2003 announcing the Registrant’s preliminary results for the fiscal quarter ended June 28, 2003.

Item 9.                    Regulation FD Disclosure

Information Provided Under Item 12 of Form 8-K

On July 11, 2003, Monaco Coach Corporation (the “Registrant”) issued a press release announcing preliminary results for the fiscal quarter ended June 28, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.  Further, pursuant to the Securities and Exchange Commission’s Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MONACO COACH CORPORATION
(Registrant)

Dated: July 11, 2003	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated July 11, 2003 announcing the Registrant’s preliminary results for the fiscal quarter ended June 28, 2003.